Moab Valley RV Resort – Moab, UT (acquired June 13, 2018) INVESTOR PRESENTATION SEPTEMBER 2018

FORWARD-LOOKING STATEMENTS This presentation has been prepared for informational purposes only from information supplied by Sun Communities, Inc. (the “Company” or “Sun”) and from third- party sources indicated herein. Such third-party information has not been independently verified. The Company makes no representation or warranty, expressed or implied, as to the accuracy or completeness of such information. This presentation contains various “forward-looking statements” within the meaning of the United States Securities Act of 1933, as amended, and the United States Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this presentation that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as “forecasts,” “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “predicts,” “potential,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes,” “scheduled,” “guidance” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this presentation. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks disclosed under “Risk Factors” contained in our Annual Report on Form 10-K for the year ended December 31, 2017, and our other filings with the Securities and Exchange Commission from time to time, such risks and uncertainties include but are not limited to: . changes in general economic conditions, the real estate industry and the markets in which we operate; . difficulties in our ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully; . our liquidity and refinancing demands; . our ability to obtain or refinance maturing debt; . our ability to maintain compliance with covenants contained in our debt facilities; . availability of capital; . changes in foreign currency exchange rates, specifically between the U.S. dollar and Canadian dollar; . our ability to maintain rental rates and occupancy levels; . our failure to maintain effective internal control over financial reporting and disclosure controls and procedures; . increases in interest rates and operating costs, including insurance premiums and real property taxes; . risks related to natural disasters such as hurricanes, earthquakes, floods and wildfires; . general volatility of the capital markets and the market price of shares of our capital stock; . our failure to maintain our status as a REIT; . changes in real estate and zoning laws and regulations; . legislative or regulatory changes, including changes to laws governing the taxation of REITs; . litigation, judgments or settlements; . competitive market forces; . the ability of manufactured home buyers to obtain financing; and . the level of repossessions by manufactured home lenders. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation, whether as a result of new information, future events, changes in our expectations or otherwise, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by these cautionary statements.

SUN COMMUNITIES, INC. (NYSE: SUI) OVERVIEW Current Portfolio as of June 30, 2018 4,885 367 communities 226 1,595 consisting of over 561 475 126,000 sites across 588 2,101 695 26,389 680 149 413 1,518 31 states and Ontario, 324 2,920 2,917 2,150 448 3,608 916 2,472 7,071 Canada 998 1,387 976 671 392 4,883 588 1,140 Trailing Twelve Months Rental Revenue as of June 30, 2018 8,398 Headquarters 43,665 RV - Annual 15% 32% Manufactured 230 MH Communities Age restricted sites Housing RV - Transient 106 RV Communities 72% 13% 31 MH and RV Communities 68% All age sites 63% 29% 8% Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information.

OPERATING AND FINANCIAL HIGHLIGHTS Financial Performance Quarter Ended June 30, YTD Ended June 30, Total Portfolio Revenue $271.4mm $237.9mm 14.1% $529.3mm $472.3mm 12.1% Total Portfolio NOI $148.1mm $131.2mm 12.9% $297.2mm $269.0mm 10.5% Same Community Revenue $181.2mm $170.4mm 6.3% $366.3mm $345.7mm 6.0% Same Community NOI $122.1mm $114.0mm 7.2% $252.1mm $237.4mm 6.2% EPS1 $0.25 $0.16 56.3% $0.63 $0.45 40.0% Core FFO / Share1,2 $1.07 $0.96 11.5% $2.21 $2.06 7.3% THE SANDS RV & GOLF RESORT– DESERT HOT SPRINGS, CA Operating Highlights (acquired July 9, 2018) • Increased revenue producing sites by 634 sites during 2Q 2018 and 1,250 YTD • Sold 943 total homes in 2Q 2018, which is a 17.7% increase over 2Q 2017, and 1,780 total homes YTD, a 9.4% increase • Sold 134 new homes in 2Q 2018, which is a 65.4% increase over 2Q 2017, and 240 new homes YTD, a 53% increase • Delivered 130 vacant expansion sites in 3 communities during 2Q 2018, bringing deliveries YTD to 376 sites Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Company information. Diluted. 2 Based on fully diluted shares of 80.116 million and 75.154 million for 2Q 2018 and 2Q 2017, respectively.

2018 YTD ACQUISITIONS . Acquired 20 communities and 3 land parcels in 14 states with ~4,500 developed sites and ~2,500 additional sites for expansion or development as of August 31, 2018 2 333 1 1 88 1 2 695, 311 3 333 1 474, 297 2 1 1 242, 30 4 865 1 1 231, 30 562, 50 1 1,144 258, 86 Acquisition Community / Total 1 39, 276 Date Portfolio Name Value (mm) 1 155, 100 5/23/2018 Compass RV Resort $14.0 5/23/2018 Land (Granby) $5.3 5/30/2018 Land (Apple Carr) $0.3 2 6/13/2018 Highway West Portfolio $36.5 425, 68 2 6/26/2018 Silver Creek RV Resort $7.3 6/30/2018 Northgate (Sun NG Resorts)1 $256.8 Number of Communities / Land 175, 158 7/9/2018 The Sands RV Resort $14.3 Total Developed Sites 7/24/2018 Land (Pecan Park) $1.3 Total Development Sites Available 8/28/2018 Petoskey RV Resort $9.0 8/30/2018 Archview $14.5 Total YTD Acquisitions $359.3 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Purchased an 80% equity interest in Sun NG RV Resorts

POWERING SUN’S GROWTH ENGINE . Sun is the premier owner and operator of manufactured home (“MH”) and recreational vehicle (“RV”) communities . Strong cycle-tested record of operating, expanding and acquiring MH and RV communities dating back to 1975 INTERNAL EXTERNAL Contractual Rent Increases MH Occupancy Gains Acquisitions . Weighted average monthly rent has . 2Q 2018 MH occupancy of 95.0% . 2015-2017 historical average of historically increased by 2-4% . 136 communities are 98%+ occupied ~$150mm in single asset and small portfolio acquisitions annually . Expect additional 300 bps of . . 2Q 2018 weighted average monthly occupancy gains across MH portfolio Investment in ~$352.4mm of rent increase of 4.0% to reach 98% operating properties YTD . High degree of visibility into acquisition pipeline Expansions Transient Conversions Development . Delivered 130 expansion sites in . ~19,000 transient RV sites in . 2-3 greenfield development starts 2Q 2018, 376 expansion sites YTD portfolio, a portion of which can be per year . Expected to deliver an additional converted to annual leases over time . Targeting high single digit IRRs . ~1,000 expansion sites in 13 219 total conversions in 2Q 2018 . Projects underway in California, communities in 2018 and 514 total conversions YTD South Carolina, North Carolina and . ~7,400 sites available for expansion . Conversions have historically Colorado totaling ~2,400 sites post-2018 increased revenues / site by 40-60% for the first full year after conversion Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information.

SUN’S FAVORABLE REVENUE DRIVERS 1 . The average cost to move a home ranges from Resident Move-out Trends $4K-$10K, resulting in low move-out of homes 6.6% . Tenure of homes in our communities is 481 years . Tenure of residents in our communities is 2.1% approximately 121 years Resident Re-sales Resident Move-outs (Home stays in community) (Home leaves community) Lemon Wood – Ventura, CA Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. 1 Three year average.

STRONG SAME COMMUNITY PERFORMANCE NOI Growth Percentage Manufactured Home Weighted Occupancy Percentage Average Monthly Rent per Site INCREASE 9.1% 97.3%97.8% 96.6% 95.9% 7.0% 7.7% 2012-2017 $545 93.2% AVERAGE 7.1% 6.9% 7.0% $518 88.9% 5.9% $498 5.5% 86.7% $481 85.8% 84.3% $461 83.4% 82.1% 3.6% $445 $437 3.1% 2.8% $425 $413 $404 $393 0.7% 2 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E1 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 20182 . Positive NOI growth for . Strong and consistent rental rate . Occupancy gains are a function of 18 consecutive years growth creates a stable revenue Sun’s integrated platform, which . Low-annual resident turnover stream that is recession-resistant includes: leasing, sales, and results in stability of income and financing occupancy Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information. Refer to information regarding non-GAAP financial measures in the attached Appendix. Note: Same community pool of assets changes annually. Same community pools included 135 communities in 2008, 231 communities in 2017 and includes 336 communities in 2018. 1 Mid-point of 2018 expected same community year over year growth. 2 Weighted average monthly rent per site and Occupancy as of December 31 for 2008-2017 and as of June 30, for 2018.

CONSISTENT AND CYCLE TESTED INTERNAL GROWTH . Sun’s average same community NOI growth has exceeded REIT industry average by ~180 bps and the apartment sector’s average by ~170 bps since 1998 . Every individual year or rolling 4-quarter period has positive same community NOI growth Same Community NOI Growth Annual Growth Since 1998 Average Annual Growth Since 1998 Sun Communities Apartment REITs SUI: SUI: 10.0% 4.9% + ~170bps + ~180bps 5.0% 3.2% 3.1% 0.0% (5.0%) (10.0%) 2Q99 2Q00 2Q01 2Q02 2Q03 2Q04 2Q05 2Q06 2Q07 2Q08 2Q09 2Q10 2Q11 2Q12 2Q13 2Q14 2Q15 2Q16 2Q17 2Q18 2Q98 Sun Communities Apartment REITs REIT Industry Source: Citi Investment research, June 2018. “REIT Industry Average” includes an index of REITs across a variety of asset classes including: self storage; mixed office; regional malls; shopping centers; apartments; student housing; manufactured homes and specialty. Refer to information regarding non-GAAP financial measures of the attached Appendix.

MANUFACTURED HOUSING VS. MULTIFAMILY . Sun’s manufactured homes provide nearly 15% more space at ~30% less cost per square foot PRICE 1 2 $0.74 per sq. ft.  $1.06 per sq. ft SQUARE FOOTAGE 1 2 1,250 sq. ft.  1,100 sq. ft. RENT 1 2 $927 per month  $1,170 per month 1 Source: Company information. 2 Source: The RentPath Network. Represents average rent for a 2 bedroom apartment in major metropolitan areas Sun operates in adjusted for inflation as of June, 2018.

MANUFACTURED HOUSING VS. SINGLE FAMILY . Sun’s communities offer affordable options in attractive locations Manufactured Homes Single Family Homes  Average cost of a new Manufactured Home is  Average cost of Single Family is $286,814 or $70,600 or roughly 2 years median income roughly 8 years median income $400,000 Manufactured Homes Portion of purchase price attributable to land Single Family Homes $350,000 $300,000 $250,000 $286,814 $261,172 $276,284 $200,000 $249,429 $223,085 $203,182 $206,560 $207,950 $150,000 $100,000 Average $50,000 Household Income $63,100 $62,800 $60,500 $68,000 $62,200 $64,000 $65,300 $70,600 ~$37,5001 $- 2009 2010 2011 2012 2013 2014 2015 2016 Source: Manufactured Housing Institute, Quick Facts: “Trends and Information About the Manufactured Housing Industry, 2017.” 1 Historical average from Sun community applications.

THE INCREASING NEED FOR AFFORDABLE HOMEOWNERSHIP . Widening gap in income distribution trends has resulted in increased demand for affordable home ownership and rental properties . Percentage of the US population in the Lower Income bracket has increased by 4% to 29% of the total adult population over a ~45 year period Number of Adults by Income Tier % of Adult Population (in millions) by Income Tier 1971 2015 1 120.8 Lower Income (up to $42k) 25% 29% 51% Middle Income ($42k-$125k)1 61% 50% Upper Income (above $125k)1 14% 21% 80.0 112% 70.3 51.0 177% 33.2 18.4 Lower Income Middle Income Upper Income 1971 2015 Source: Pew Research as of 2015 1 In 2015 dollars

MH AND RV MANUFACTURING BUSINESSES INCREASING SHIPMENTS . The demand for affordable homeownership and vacationing is reflected in the increased output from MH and RV manufacturers . Current yearly MH shipments as a percentage of single family starts are significantly below long-term averages Manufactured Home Shipments Recreational Vehicle Shipments (in thousands) (in thousands) 92.9 504.6 81.2 430.7 374.2 70.5 356.7 64.3 60.2 321.1 54.9 285.9 51.6 50.0 242.3 252.3 2010 2011 2012 2013 2014 2015 2016 2017 2010 2011 2012 2013 2014 2015 2016 2017 Manufactured Home Shipments as Percentage of Single Family Starts 40% 30% 20% Long-Term Average 17.4% 10% Current 9.9% 0% 1960 1963 1966 1969 1972 1975 1978 1981 1984 1987 1990 1993 1996 1999 2002 2005 2008 2011 2014 2017 Source: RVIA Business Indicators, December 2017; Manufactured Housing Institute’s Monthly Economic Reports as of 2017, US Census Bureau

EXPANSIONS PROVIDE STRONG GROWTH AND ATTRACTIVE RETURNS . At the start of 2018, inventory of ~7,900 zoned and entitled sites available for expansion at ~60 properties in 16 states and Ontario, Canada . 130 sites were delivered at 3 communities during the second quarter of 2018, bringing YTD expansion site deliveries to 376 in 5 communities . A 100-site expansion at a $35,000 cost per site, is expected to lease up between 12-24 months, results in a 5-year unlevered IRR of 12% - 14% . Expansion in communities with strong demand evidenced by occupancies >96% and continued strong demand Gulfstream Harbor – Orlando, FL Gulfstream Harbor – Orlando, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information.

EXPANSION OPPORTUNITIES SUPPORTED BY RENTAL PROGRAM . Sun’s rental program is a key onboarding and conversion tool for our communities Rental Program All-in 5-Year Unlevered IRR . $42,000 initial investment in new home . Weighted average monthly rental rate ~$900 x 12 = $10,800 (3% annual increases) . Monthly operating expenses1 +1 month vacancy factor $275 x 12 = $3,300 (3% annual increases) . End of 5-year period sell the home and recoup 90% of original invoice price . All-in 5-year unlevered IRR in the high teens Riverside Club – Ruskin, FL Riverside Club – Ruskin, FL Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information. 1 Operating expenses include repairs and refurbishment, taxes and insurance, marketing, and commissions.

HOW DOES A TRANSIENT RV SITE CONVERT TO AN ANNUAL RV SITE? . Transient RV site conversions to annual leases have historically increased revenue per site by 40% - 60% for the first full year after conversion . Recent example from Lake San Marino in Naples, FL Transient Site 40.4% $380 $4,560 Annual $30.92 ADR Occupancy Monthly Rent Rent . Site revenue limited mainly to peak season months during the winter for this resort Annual Site Conversion Lake San Marino – Naples, FL 100% $575 $6,900 Annual $18.90 ADR Occupancy Monthly Rent Rent Site Revenue Growth Increase $2,340 Additional Annual Rent 51% Site Revenue Growth Lake San Marino – Naples, FL Source: Company information.

EXTRACTING VALUE FROM STRATEGIC ACQUISITIONS REPOSITIONING PROFESSIONAL WITH ADDIT’L SKILLED OPERATIONAL CAPEX MANAGEMENT EXPENSE MANAGEMENT HOME SALES ENTAL & R ADDING ROGRAM P VALUE WITH EXPANSIONS INCREASING MARKET CALL RENT CENTER & DIGITAL MARKETING OUTREACH Year-end Communities and Sites . Since May 2011, Sun has acquired communities valued in excess of $4.8 billion, increasing its number of sites and communities by ~185%1 2011 2012 2013 2014 2015 2016 2017 2018 YTD 159 communities 173 communities 188 communities 217 communities 231 communities 341 communities 350 communities 367 communities 54,811 sites 63,697 sites 69,789 sites 79,554 sites 88,612 sites 117,376 sites 121,892 sites 126,199 sites Source: Company information. Refer to Sun Communities, Inc. Form 10-K and Supplemental for the period ended December 31st for the respective year as well as Sun Communities, Inc. Form 10-Q and Supplemental for the period ended June 30, 2018 for additional information. 1 Includes 30 community dispositions realized in 2014 and 2015.

STRATEGIC BALANCE SHEET . Balance sheet supports growth strategy . Sun’s annual mortgage maturities average 3.2% from 2018 - 2022 1 2 Net Debt / EBITDA Reduced Net Debt / TEV ~33% reduction leverage by 3.2x since 2011 since 2011 9.7x 61.5% 8.4x 7.2x 7.3x 7.5x 6.6x 6.3x 6.5x 50.4% 45.8% 34.8% 34.0% 33.8% 28.2% 28.6% 2011 2012 2013 2014 2015 2016 2017 2Q 2018 2011 2012 2013 2014 2015 2016 2017 2Q 2018 Mortgage Debt Outstanding Mortgage Debt 5-Year Maturity Ladder principal amounts in thousands amounts in thousands Quarter Ended June 30, 2018 Principal WA CMBS Fannie Mae Freddie Mac Life Companies Outstanding3 Interest Rates CMBS $409,495 5.10% $270,680 Fannie Mae $811,209 4.47% Life Companies $1,032,616 3.93% $82,544 $40,407 $58,078 Freddie Mac $383,527 3.86% $0 Total $2,636,847 4.27% 2018 2019 2020 2021 2022 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information. 1 The debt ratios are calculated using trailing 12 months recurring EBITDA for the period ended June 30, 2018. Refer to information regarding non-GAAP financial measures in the attached Appendix. 2 Total Enterprise Value includes common shares outstanding (per Supplemental), OP Units and Preferred OP Units, as converted, outstanding at the end of each respective period. 3 Includes premium / discount on debt and financing costs.

APPENDIX Oceanside RV Resort – Coos Bay, OR (acquired June 13, 2018)

STRATEGY-DRIVEN OUTPERFORMANCE . Sun has significantly outperformed major REIT and broader market indices over the last ten years YTD Total Return 3-year Total Return 15.0% 80.0% 75% 70.0% 10.0% 60.0% 7% 50.0% 5.0% 40% 3% 40.0% 0.0% 1% 30.0% 26% 20.0% (5.0%) 10.0% 0.0% (10.0%) (10.0%) (15.0%) (20.0%) 5-year Total Return 10-year Total Return 1,100.0% 140.0% 140% 1,000.0% 1010% 120.0% 900.0% 100.0% 800.0% 88% 700.0% 80.0% 600.0% 60.0% 500.0% 49% 400.0% 40.0% 300.0% 20.0% 200.0% 163% 100.0% 115% 0.0% 0.0% (20.0%) (100.0%) Sun Communities, Inc. (SUI) S&P 500 MSCI US REIT (RMS Source: S&P Global as of June 30, 2018.

CONSISTENT NOI GROWTH . Manufactured housing is one of the most recession-resistant sectors of the housing and commercial real estate sectors and has consistently outperformed multifamily in same community NOI growth since 2000 NOI Growth $230 $225 Self-storage $224 Sun Communities $219 Manufactured Housing $210 $190 $170 $158 Multifamily $150 $146 Mall $140 Shopping Centers $140 Industrial $130 $132 Office $110 $90 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: Citi Investment research, June, 2018. Refer to information regarding non-GAAP financial measures in this Appendix.

NON-GAAP TERMS DEFINED Investors in and analysts following the real estate industry utilize funds from operations (“FFO”), net operating income (“NOI”), and earnings before interest, tax, depreciation and amortization (“EBITDA”) as supplemental performance measures. The Company believes that FFO, NOI, and EBITDA are appropriate measures given their wide use by and relevance to investors and analysts. Additionally, FFO, NOI, and EBITDA are commonly used in various ratios, pricing multiples, yields and returns and valuation calculations used to measure financial position, performance and value. FFO, reflecting the assumption that real estate values rise or fall with market conditions, principally adjusts for the effects of generally accepted accounting principles (“GAAP”) depreciation and amortization of real estate assets. NOI provides a measure of rental operations that does not factor in depreciation, amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a further measure to evaluate ability to incur and service debt and to fund dividends and other cash needs. FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as GAAP net income (loss), excluding gains (or losses) from sales of depreciable operating property, plus real estate- related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure that management believes is a useful supplemental measure of the Company’s operating performance. By excluding gains and losses related to sales of previously depreciated operating real estate assets, impairment and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO provides a performance measure that, when compared period-over-period, reflects the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing perspective not readily apparent from GAAP net income (loss). Management believes the use of FFO has been beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. The Company also uses FFO excluding certain gain and loss items that management considers unrelated to the operational and financial performance of our core business (“Core FFO”). The Company believes that Core FFO provides enhanced comparability for investor evaluations of period-over-period results. The Company believes that GAAP net income (loss) is the most directly comparable measure to FFO. The principal limitation of FFO is that it does not replace GAAP net income (loss) as a performance measure or GAAP cash flow from operations as a liquidity measure. Because FFO excludes significant economic components of GAAP net income (loss) including depreciation and amortization, FFO should be used as a supplement to GAAP net income (loss) and not as an alternative to it. Further, FFO is not intended as a measure of a REIT’s ability to meet debt principal repayments and other cash requirements, nor as a measure of working capital. FFO is calculated in accordance with the Company’s interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that interpret the NAREIT definition differently. NOI is derived from revenues minus property operating expenses and real estate taxes. NOI is a non-GAAP financial measure that the Company believes is helpful to investors as a supplemental measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. The Company uses NOI as a key measure when evaluating performance and growth of particular properties and/or groups of properties. The principal limitation of NOI is that it excludes depreciation, amortization, interest expense and non-property specific expenses such as general and administrative expenses, all of which are significant costs. Therefore, NOI is a measure of the operating performance of the properties of the Company rather than of the Company overall. The Company believes that GAAP net income (loss) is the most directly comparable measure to NOI. NOI should not be considered to be an alternative to GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating activities as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. Because of the inclusion of items such as interest, depreciation, and amortization, the use of GAAP net income (loss) as a performance measure is limited as these items may not accurately reflect the actual change in market value of a property, in the case of depreciation and in the case of interest, may not necessarily be linked to the operating performance of a real estate asset, as it is often incurred at a parent company level and not at a property level. EBITDA as defined by NAREIT (referred to as “EBITDAre”) is calculated as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus or minus losses or gains on the disposition of depreciated property (including losses or gains on change of control), plus impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates. EBITDAre is a non-GAAP financial measure that the Company uses to evaluate its ability to incur and service debt, fund dividends and other cash needs and cover fixed costs. Investors utilize EBITDAre as a supplemental measure to evaluate and compare investment quality and enterprise value of REITs. The Company also uses EBITDAre excluding certain gain and loss items that management considers unrelated to measurement of the Company’s performance on a basis that is independent of capital structure (“Recurring EBITDA”). The Company believes that GAAP net income (loss) is the most directly comparable measure to EBITDAre. EBITDAre is not intended to be used as a measure of the Company’s cash generated by operations or its dividend-paying capacity, and should therefore not replace GAAP net income (loss) as an indication of the Company’s financial performance or GAAP cash flow from operating, investing and financing activities as measures of liquidity.

NET INCOME TO FFO RECONCILIATION (amounts in thousands except per share data) Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31, 2018 2017 2018 2017 2017 2016 2015 Net income attributable to Sun Communities, Inc. common stockholders $ 20,408 $ 12,364 $ 50,394 $ 33,468 $ 65,021 $ 17,369 $ 137,325 Adjustments: Depreciation and amortization 67,977 62,842 134,623 125,659 262,211 221,576 178,048 Amounts attributable to noncontrolling interests 2,089 1,202 3,978 2,102 4,535 (41) 9,644 Preferred return to preferred OP units 552 586 1,105 1,172 2,320 2,462 2,612 Preferred distribution to Series A-4 preferred stock 432 560 873 1,225 2,107 - - Gain on disposition of properties, net - - - - - - (125,376) Gain on disposition of assets, net (5,835) (4,352) (10,374) (7,033) (16,075) (15,713) (10,125) FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities $ 85,623 $ 73,202 $ 180,599 $ 156,593 $ 320,119 $ 225,653 $ 192,128 Adjustments: Transaction costs - 2,437 - 4,823 9,801 31,914 17,803 Other acquisition related costs 301 1,525 436 2,369 2,810 3,328 - Income from affiliate transactions - - - - - (500) (7,500) Catastrophic weather related charges, net 53 281 (2,160) 368 8,352 1,172 - Loss of earnings - catastrophic weather related 325 - 650 - 292 - - Preferred stock redemption costs - - - - - - 4,328 Loss on extinguishment of debt 1,522 293 1,718 759 6,019 1,127 2,800 Other expense / (income), net 1,828 (1,156) 4,445 (1,995) (8,982) 4,676 - Debt premium write-off (209) (24) (991) (438) (1,343) (839) - Ground lease intangible write-off 817 - 817 - 898 - - Deferred tax expense / (benefit) 112 (364) (235) (664) (582) (400) 1,000 Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities $ 90,372 $ 76,194 $ 185,279 $ 161,815 $ 337,384 $ 266,131 $ 210,559 Weighted average common shares outstanding - basic 79,612 74,678 79,233 73,677 76,084 65,856 53,686 Weighted average common shares outstanding - fully diluted 84,223 79,513 84,021 78,680 80,996 70,165 57,979 FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted $ 1.02 $ 0.92 $ 2.15 $ 1.99 $ 3.95 $ 3.22 $ 3.31 Core FFO attributable to Sun Communities, Inc. common stockholders and dilutive convertible securities per share - fully diluted $ 1.07 $ 0.96 $ 2.21 $ 2.06 $ 4.17 $ 3.79 $ 3.63 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information.

NET INCOME TO NOI RECONCILIATION (amounts in thousands) Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31, 2018 2017 2018 2017 2017 2016 2015 Net income attributable to Sun Communities, Inc., common stockholders $ 20,408 $ 12,364 $ 50,394 $ 33,468 $ 65,021 $ 17,369 $ 137,325 Other revenues (6,160) (6,051) (12,377) (11,576) (24,874) (21,150) (18,157) Home selling expenses 3,986 2,990 7,276 6,101 12,457 9,744 7,476 General and administrative 21,442 19,899 41,199 37,738 74,711 64,087 47,455 Transaction costs 57 2,437 114 4,823 9,801 31,914 17,803 Depreciation and amortization 67,773 62,721 134,210 125,487 261,536 221,770 177,637 Loss on extinguishment of debt 1,522 293 1,718 759 6,019 1,127 2,800 Interest expense 33,050 33,145 64,807 65,251 130,242 122,315 110,878 Catastrophic weather related charges, net 53 281 (2,160) 368 8,352 1,172 - Other expense / (income), net 1,828 (1,156) 4,445 (1,995) (8,982) 4,676 - Gain on disposition of properties, net - - - - - - (125,376) Current tax expense / (benefit) 225 (7) 399 171 446 683 158 Deferred tax expense / (benefit) 112 (364) (235) (664) (582) (400) 1,000 Income from affiliate transactions - - - - - (500) (7,500) Preferred return to preferred OP units 1,103 1,196 2,183 2,370 4,581 5,006 4,973 Amounts attributable to noncontrolling interests 2,227 1,315 4,321 2,403 5,055 150 10,054 Preferred stock distributions 432 2,099 873 4,278 7,162 8,946 13,793 Preferred stock redemption costs - - - - - - 4,328 NOI/Gross Profit $ 148,058 $ 131,162 $ 297,167 $ 268,982 $ 550,945 $ 466,909 $ 384,647 Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31, 2018 2017 2018 2017 2017 2016 2015 Real Property NOI $ 125,903 $ 112,889 $ 257,648 $ 235,634 $ 479,662 $ 403,337 $ 335,567 Rental Program NOI 24,619 23,743 48,778 46,699 92,382 85,086 83,232 Home Sales NOI / Gross Profit 10,285 8,837 18,614 15,217 32,294 30,087 20,787 Ancillary NOI / Gross Profit 3,790 1,702 4,975 3,160 10,440 9,999 7,013 Site rent from Rental Program (included in Real Property NOI) (16,539) (16,009) (32,848) (31,728) (63,833) (61,600) (61,952) NOI / Gross Profit $ 148,058 $ 131,162 $ 297,167 $ 268,982 $ 550,945 $ 466,909 $ 384,647 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information.

NET INCOME TO RECURRING EBITDA RECONCILIATION (amounts in thousands) Three Months Ended June 30, Six Months Ended June 30, Year Ended December 31, 2018 2017 2018 2017 2017 2016 2015 Net income attributable to Sun Communities, Inc., common stockholders $ 20,408 $ 12,364 $ 50,394 $ 33,468 $ 65,021 $ 17,369 $ 137,325 Adjustments: Interest expense 33,050 33,145 64,807 65,251 130,242 122,315 111,058 Loss on extinguishment of debt 1,522 293 1,718 759 6,019 1,127 2,800 Current tax expense / (benefit) 225 (7) 399 171 446 683 158 Deferred tax expense / (benefit) 112 (364) (235) (664) (582) (400) 1,000 Income from affiliate transactions - - - - - (500) (7,500) Depreciation and amortization 67,773 62,721 134,210 125,487 261,536 221,770 177,637 Gain on disposition of properties, net - - - - - - (125,376) Gain on disposition of assets, net (5,835) (4,352) (10,374) (7,033) (16,075) (15,713) (10,125) EBITDAre $ 117,255 $ 103,800 $ 240,919 $ 217,439 $ 446,607 $ 346,651 $ 286,977 Adjustments: Transaction costs 57 2,437 114 4,823 9,801 31,914 17,803 Other expense / (income), net 1,828 (1,156) 4,445 (1,995) (8,982) 4,676 - Catastrophic weather related charges, net 53 281 (2,160) 368 8,352 1,172 - Amounts attributable to noncontrolling interests 2,227 1,315 4,321 2,403 5,055 150 10,054 Preferred return to preferred OP units 1,103 1,196 2,183 2,370 4,581 5,006 4,973 Preferred stock distributions 432 2,099 873 4,278 7,162 8,946 13,793 Preferred stock redemption costs - - - - - - 4,328 Plus: Gain on dispositions of assets, net 5,835 4,352 10,374 7,033 16,075 15,713 10,125 Recurring EBITDA $ 128,790 $ 114,324 $ 261,069 $ 236,719 $ 488,651 $ 414,228 $ 348,053 Source: Company information. Refer to Sun Communities, Inc. Form 10-Q and Supplemental for the quarter ended June 30, 2018 as well as Press Releases after June 30, 2018 for additional information.